UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS® INSTITUTIONAL TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON
JANUARY 28, 2010

THIS PROXY STATEMENT IS AVAILABLE AT

https://www.proxy-direct.com/mfs20783

MFS® INSTITUTIONAL TRUST

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

500 Boylston Street, Boston, Massachusetts 02116

Notice of a Special Meeting of Shareholders

To be held on January 28, 2010

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Thursday, January 28, 2010, for the following purposes:

ITEM 1.	To elect Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek as Trustees of the MFS Institutional Trust (the “Trust”), of which each of the above referenced Funds is a series; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with the other Fund. Shareholders of all Funds will vote together as a single class with respect to Item 1.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE

IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on November 13, 2009 will be entitled to vote at that Fund’s Meeting of Shareholders.

By order of the Board of Trustees

SUSAN S. NEWTON

Assistant Secretary and Assistant Clerk

December 7, 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

1

MFS® INSTITUTIONAL TRUST

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

Proxy Statement

December 7, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of MFS Institutional Trust (the “Trust”), of which each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, to be used at the Meeting of Shareholders of each Fund (each, a “Meeting”) to be held at 10:30 a.m. on January 28, 2010 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788-3610, or delivered at the Meeting. On November 13, 2009, the following number of shares were outstanding for each Fund:

Trust	# of Shares Outstanding
MFS Institutional International Equity Fund	151,546,943.765
MFS Institutional Large Cap Value Fund	7,325,294.867

Shareholders of record at the close of business on November 13, 2009 will be entitled to one vote for each dollar of net asset value held on that date, and each fractional dollar amount will be entitled to a proportionate fractional vote. The shareholders of both Funds will vote together as a single class with respect to the election of the Trust’s Trustees.

The mailing address of each Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about December 7, 2009. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company (“MFS”), the Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne equally by the Funds and MFS.

The Trust has engaged Computershare Fund Services to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $19,986 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

A copy of each Fund’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 225-2606. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606.

ITEM 1 — ELECTION OF TRUSTEES

The Board, which oversees each Fund, provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund’s assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Effective January 1, 2010, the Board has fixed the number of Trustees of the Trust at twelve. The Nomination and Compensation Committee of the Board makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or of MFS. Those Trustees who are not “interested persons” of the Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and the Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek as Trustees of the Trust.

Each nominee has agreed to serve as a Trustee of the Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for the Trust. Under the terms of the Trust’s retirement policy, the Trustees have a mandatory retirement age of 73 years. Mr. Cohn and Mr. Sherratt will reach the Trust’s mandatory retirement age in 2010 and 2011, respectively. Each of Mr. Cohn and Mr. Sherratt is expected to retire as a Trustee of each Trust as of December 31 in the year in which he reaches the Trust’s mandatory retirement age. The Board may appoint a replacement Trustee or choose to decrease the size of the Board at that time. The twelve nominees for election as Trustees at the Meeting who receive the greatest number of votes from shareholders of all the Funds, voted as a single class, will be elected as Trustees of the Trust.

The following table presents certain information regarding the nominees and current Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

Name, Date of Birth	Position(s) Held With Trust	Length of Service(1)	Principal Occupation(s) During The Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE NOMINEES
Robert J. Manning(3) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Name, Date of Birth	Position(s) Held With Trust	Length of Service(1)	Principal Occupation(s) During The Past Five Years & Other Directorships(2)
Robert C. Pozen(3) (born 08/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant — investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 03/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

Name, Date of Birth	Position(s) Held With Trust	Length of Service(1)	Principal Occupation(s) During The Past Five Years & Other Directorships(2)
David H. Gunning (born 05/30/42)	Trustee and Chair of the Trustees	January 2004	Retired; Cleveland Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
William R. Gutow (born 09/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives(4) (born 05/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Name, Date of Birth	Position(s) Held With Trust	Length of Service(1)	Principal Occupation(s) During The Past Five Years & Other Directorships(2)
J. Dale Sherratt (born 09/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 08/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

(1)

Each current Trustee has served continuously since appointment, unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Manning and Pozen served as Advisory Trustees.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (“SEC”) (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4)	Because Mr. Ives will retire as a Trustee of the MFS Funds as of December 31, 2009, he is not standing for reelection as a Trustee.

Each current Trustee listed above served as a board member of 105 funds within the MFS Family of Funds as of January 1, 2009. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under “Fund Information” beginning on page 14.

Required Vote.    Shareholders of all Funds of the Trust will vote together as a single class on Item 1. Each nominee named in Item 1 must be elected by shares representing a plurality of the Trust’s voting power entitled to be cast at the Meetings that are present in person or by proxy.

The Board, including the Independent Trustees, unanimously recommends that the shareholders of the Funds vote to elect each of the nominees as Trustees of the Trust.

Committees

The Trust’s Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Trust and, among other duties, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Trust accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter or any other provider of accounting-related services to the Trust.	Butler*, Kavanaugh*, Sherratt*,Thomsen*, and Uek*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act and other applicable laws, as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. The Trust’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Goldfarb*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	6	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that the Trust proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
NOMINATION AND COMPENSATION COMMITTEE	4	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Trust’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS and its affiliates regarding their compliance activities in connection with marketing, sales and distribution activities related to the Trust.	Cohn*, Goldfarb*, Gutow*, Hegarty*, and Ives*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Trust and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board, which include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Trust’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Ives*, Kavanaugh*, Thomsen*, and Uek*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
SERVICES CONTRACTS COMMITTEE	6	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	Butler*, Cohn*, Gutow*, Ives*, Kavanaugh*, Sherratt*, and Uek*

(1)

Information about each committee member (including Mr. Ives, who is not standing for reelection) is set forth above on pages 2 – 5. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

*	Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Funds is reviewed by the Trustees at each meeting and more in-depth reviews of particular Funds are conducted by the Trustees throughout the year. The Trust held 12 Board meetings during the fiscal year ended June 30, 2009. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trust currently does not maintain a website on which the charter is available. The Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) experience with corporate governance matters; (vi) an assessment of the candidate’s ability, judgment and expertise; (vii) overall diversity of the composition of the Board; (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act; and (ix) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust’s Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

Share Ownership

Shares of each Fund are generally available only to institutional investors. As of September 30, 2009, no Trustee or officer of either Fund beneficially owned shares of either Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee on an aggregate basis, in all MFS funds overseen, or to be overseen, by the nominee as of September 30, 2009.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Nominee
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	D
Robert C. Pozen	D
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	D
Lawrence H. Cohn, M.D.	D
Maureen R. Goldfarb	D
David H. Gunning	D
William R. Gutow	D
Michael Hegarty	D
John P. Kavanaugh	D
J. Dale Sherratt	D
Laurie J. Thomsen	D
Robert W. Uek	D

Shareholder Communications with the Board of Trustees

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, MFS Institutional Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Fund’s Independent Chief Compliance Officer (“ICCO”) is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust’s Trustees are not required to attend the Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

The Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows (i) the cash compensation paid to the Trustees by each Fund for the fiscal year ended on June 30, 2009 and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2008. Interested Trustees receive no compensation from any Fund for their services as Trustees. The table includes information for Mr. Ives, who is not standing for reelection.

Name of Trustee	Individual Fund Name	Trustee Fees From Fund	Total Cash Compensation From Fund and Fund Complex(1)
Robert E. Butler	MFS Institutional International Equity Fund	$5,496	$266,386
	MFS Institutional Large Cap Value Fund	$277

Lawrence H. Cohn, M.D.	MFS Institutional International Equity Fund	$4,763	$237,886
	MFS Institutional Large Cap Value Fund	$263

Maureen R. Goldfarb(2)	MFS Institutional International Equity Fund	$1,690	N/A
	MFS Institutional Large Cap Value Fund	$60

Name of Trustee	Individual Fund Name	Trustee Fees From Fund	Total Cash Compensation From Fund and Fund Complex(1)
David H. Gunning	MFS Institutional International Equity Fund	$5,692	$256,886
	MFS Institutional Large Cap Value Fund	$282

William R. Gutow	MFS Institutional International Equity Fund	$4,787	$238,886
	MFS Institutional Large Cap Value Fund	$263

Michael Hegarty	MFS Institutional International Equity Fund	$5,274	$256,886
	MFS Institutional Large Cap Value Fund	$273

J. Atwood Ives	MFS Institutional International Equity Fund	$5,987	$312,886
	MFS Institutional Large Cap Value Fund	$286

John P. Kavanaugh(2)	MFS Institutional International Equity Fund	$1,714	N/A
	MFS Institutional Large Cap Value Fund	$60

Lawrence T. Perera(3)	MFS Institutional International Equity Fund	$3,070	$236,886
	MFS Institutional Large Cap Value Fund	$203

J. Dale Sherratt	MFS Institutional International Equity Fund	$5,364	$261,386
	MFS Institutional Large Cap Value Fund	$275

Laurie J. Thomsen	MFS Institutional International Equity Fund	$5,312	$263,886
	MFS Institutional Large Cap Value Fund	$274

Robert W. Uek	MFS Institutional International Equity Fund	$5,565	$270,136
	MFS Institutional Large Cap Value Fund	$279

(1)	For calendar year 2008 for 99 funds.
(2)	Ms. Goldfarb and Mr. Kavanaugh became Trustees on January 1, 2009.
(3)	Mr. Perera retired as Trustee of the Funds on December 31, 2008.

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services

Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 (“Sun Life U.S. Operations”). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm for each Fund is Deloitte & Touche LLP (“Deloitte”), and the fiscal year end for each Fund is June 30. The Independent Registered Public Accounting Firm does not have a direct or material indirect interest in any Fund.

The Funds do not expect representatives of Deloitte to be present at the Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Fund and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Fund (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Fund, for each Fund’s two most recent fiscal years, the fees billed by each Fund’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to the Fund by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Fund’s Independent Registered Public Accounting Firm, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and each Fund’s Service Affiliates.

The Audit Committee has considered whether the provision by the Trust’s Independent Registered Public Accounting Firm of non-audit services to the Trust’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust’s principal auditor.

Executive Officers

The following table provides information about the current executive officers of each Fund including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
OFFICERS
Maria F. Dwyer(3) (born 12/1/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004), Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane(3) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(3) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
Timothy M. Fagan(3) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (born 3/07/73)	Assistant Secretary Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Vice President

Susan S. Newton(3) (born 3/7/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum(3) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004);

Richard S. Weitzel(3) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)

Date first appointed to serve as an officer of a Fund. Each officer has served continuously since appointment, unless indicated otherwise. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116

Each Fund’s officers held comparable positions with the 105 funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of September 30, 2009, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen, and Robert W. Uek as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Shares representing a majority of a Fund’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitute a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on November 13, 2009, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Funds’ intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or internet.

Submission of Proposals

Each of the Funds is part of a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may, from time to time, schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of the other Fund. It is anticipated that the Meetings will be held simultaneously.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

Half of the expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds. The remaining half of the expenses will be borne by MFS.

Only one copy of this Proxy Statement may be mailed to you if you hold multiple accounts within a Fund. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare Fund Services at 1-866-880-8631.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

December 7, 2009	MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND
MFS® INSTITUTIONAL LARGE CAP VALUE FUND

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter

(Adopted as of July 20, 2004)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of October 1, 2009)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Institutional Trust

MFS Growth Opportunities Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS Variable Insurance Trust

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of July 20, 2004)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable Trust:

(i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Independent Registered Public Accounting Firm Fees

For each Fund’s last two fiscal years, fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte, for services provided directly to each Fund:

	Audit Fees
Fund	2009	2008
MFS Institutional International Equity Fund	$36,472	$36,472
MFS Institutional Large Cap Value Fund	$36,102	$36,103

	Audit-Related Fees		Tax Fees		All Other Fees
Fund	2009	2008	2009	2008	2009	2008
MFS Institutional International Equity Fund	$0	$0	$5,981	$5,792	$1,068	$1,207
MFS Institutional Large Cap Value Fund	$0	$0	$5,643	$5,464	$1,068	$1,207

For each Fund’s last two fiscal years, fees billed by each Fund’s Independent Registered Public Accounting Firm for services provided to each Fund’s Service Affiliates that relate directly to such Fund’s operations and financial reporting:

	Audit-Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Fund	2009	2008	2009	2008	2009	2008
Service Affiliates of MFS Institutional International Equity Fund	$1,485,192	$1,366,542	$0	$0	$282,314	$87,500
Service Affiliates of MFS Institutional Large Cap Value Fund	$1,485,192	$1,366,542	$0	$0	282,314	$87,500

(1)

This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS fund complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and each Fund’s Service Affiliates:

Fund	Independent Registered Public Accounting Firm	2009	2008
MFS Institutional International Equity Fund	Deloitte	$1,870,505	$1,563,427
MFS Institutional Large Cap Value Fund	Deloitte	$1,870,167	$1,563,099

Schedule A-1

Schedule B

Interests of Certain Persons

As of September 30, 2009, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of such Fund.

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Institutional International Equity Fund
Pearson Inc Retirement Plan c/o JPMorgan RPS Mgmt RPTG Team 9300 Ward Parkway Kansas City MO 64114-3317	N/A	9,365,508.17	6.21%

MFS Institutional Large Cap Value Fund
City of Leominster Contributory Retirement System 25 West St Leominster MA 01453-5699	N/A	2,588,000.58	38.47%

Oregon and Southwest Washington Painters Pension Trust Fund PO Box 1787 Milwaukee WI 53201-1787	N/A	1,643,141.93	24.43%

City of Phoenix Medical Expense Reimbursement Plan Trust 251 W Washington St Phoenix AZ 85003-2245	N/A	732,531.42	10.89%

City of Phoenix Long Term Disability Program Trust 251 W Washington St Phoenix AZ 85003-2245	N/A	341,949.73	5.08%

Schedule B-1

MFSI-PRX-11/09

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on January 28, 2010.

Please detach at perforation before mailing.

PROXY	MFS INSTITUTIONAL TRUST	PROXY

MFS Institutional International Equity Fund

500 Boylston Street, Boston, Massachusetts 02116

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 28, 2010

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, John M. Corcoran, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Trust, on Thursday, January 28, 2010 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on November 13, 2009 will be entitled to vote at the Trust’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. IF YOU DO NOT VOTE BY PHONE OR INTERNET, PLEASE SIGN AND RETURN THIS PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	20783_111609_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on January 28, 2010.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20783

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1. Election of Trustees.			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
			☐	☐	☐
01. Robert E. Butler	02. Lawrence H. Cohn, M.D.	03. Maureen R. Goldfarb
04. David H. Gunning	05. William R. Gutow	06. Michael Hegarty
07. John P. Kavanaugh	08. Robert J. Manning	09. Robert C. Pozen
10. J. Dale Sherratt	11. Laurie J. Thomsen	12. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20783_111609_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on January 28, 2010.

Please detach at perforation before mailing.

PROXY	MFS INSTITUTIONAL TRUST	PROXY

MFS Institutional Large Cap Value Fund

500 Boylston Street, Boston, Massachusetts 02116

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 28, 2010

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, John M. Corcoran, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Trust, on Thursday, January 28, 2010 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on November 13, 2009 will be entitled to vote at the Trust’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. IF YOU DO NOT VOTE BY PHONE OR INTERNET, PLEASE SIGN AND RETURN THIS PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	20783_111609_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on January 28, 2010.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20783

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1. Election of Trustees.			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
			☐	☐	☐
01. Robert E. Butler	02. Lawrence H. Cohn, M.D.	03. Maureen R. Goldfarb
04. David H. Gunning	05. William R. Gutow	06. Michael Hegarty
07. John P. Kavanaugh	08. Robert J. Manning	09. Robert C. Pozen
10. J. Dale Sherratt	11. Laurie J. Thomsen	12. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20783_111609_B